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                                                                   EXHIBIT 10.18

                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of June
                                         ---------
2, 1995, between Hong An Hsien ("Mr. Hong") and CellStar Corporation (the
                                 --------
"Company").
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                                R E C I T A L S
                                ---------------

A.   CellStar International Corporation\Asia ("CellStar Asia"), C-Mart USA
                                               -------------
     Corporation ("C-Mart"), Jemsem International Corp. ("Jemsem"), and Mr. Hong
                   ------                                 ------
     are parties to an Asset Purchase Agreement dated as of May 31, 1995 (the

     "Asset Purchase Agreement"), pursuant to which CellStar Asia has purchased
      ------------------------
     specified assets of C-Mart and Jemsem.

B. In consideration of the transactions described in the Asset Purchase Agreement, the Company now wishes to grant to Mr. Hong registration rights in 1,000,000 of the shares of Common Stock, par value $0.01 (the "Stock"),
                                                                       -----
     of the Company held by Mr. Hong, represented by certificate number _____.

                               A G R E E M E N T
                               -----------------

     Based on the foregoing and the mutual promises contained herein, the parties agree as follows:

                           Registration of the Stock
                           -------------------------

     1.   Incidental Registration.  If the Company proposes to file a
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registration statement pursuant to the Securities Act of 1933 (the "1933 Act")
                                                                    --------
under Form S-1, S-2, S-3, or any similar form, then the Company shall use its reasonable best efforts to include under such registration statement all shares of the Stock that Mr. Hong may request, limited to:

     (i) One registration statement that becomes effective under the Securities Act in which Mr. Hong is not subject to reduction in clause (ii) below; and

     (ii) Stock not in an amount in excess of an amount that will, in the opinion of the managing underwriter of any offering, adversely affect such offering;

     2.   Cutback.  If Mr. Hong is required, pursuant to clause (ii) above, to
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reduce the number of shares of Stock registered, then persons requesting registration of shares pursuant to registration rights that are not subject to reduction shall first be permitted to register their shares. Mr. Hong shall be permitted to register a fraction of all shares then remaining available for registration, if any, equal to the quotient of
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the number of shares for which Mr. Hong has requested registration, divided by the total of the number of shares for which Mr. Hong has requested registration plus all other shares for which other stockholders have requested registration and that are subject to reduction.

     3.   Conditions to Registration.  (a) As a condition to Mr. Hong's
          --------------------------
participation in any underwritten offering, Mr. Hong shall (i) execute the underwriting agreement agreed on by the Company and the underwriter, (ii) pay his pro rata share of offering expenses, all underwriting discounts, selling commissions and transfer taxes applicable to his shares and the fees of his own counsel, if any, and (iii) cooperate with, and provide information to, the Company in connection with the preparation of the registration statement and the sale of stock contemplated thereby.

     (b) As a condition to Mr. Hong's participation in any registration that is not an underwritten offering, Mr. Hong shall (i) pay his pro rata share of offering expenses and transfer taxes applicable to his shares and the fees of his own counsel, if any, and (ii) cooperate with, and provide information to, the Company in connection with the preparation of the registration statement and the sale of stock contemplated thereby.

     4.   Governing Law.  This Agreement shall be interpreted and the rights of
          -------------
the parties determined in accordance with the laws of the United States applicable thereto and the laws of the State of Texas without reference to principles of conflict of laws.

     5.   Successors.  The provisions hereof shall inure to the benefit of, and
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be binding upon, the successors, heirs, executors and administrators of the parties hereto. This agreement is not assignable.

     6.   Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement between the parties with regard to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

     7.   Notices.  All notices and other communications required or permitted
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hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand, messenger or reputable overnight courier, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

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     If to the Company:  CellStar Corporation
                         1730 Briercroft Court
                         Carrollton, Texas  75006
                         Attn: Elaine F. Rodriguez

     If to Mr. Hong:     81 Ching Chian Road
                         Peitou, Taipei Taiwan ROC

     8.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     9.   Choice of Forum.  Any lawsuit, controversy, dispute or other
          ---------------
proceeding in respect of this Agreement shall be adjudicated by any court of competent jurisdiction sitting in Dallas County in the State of Texas. For such purposes, the parties to this Agreement hereby submit and consent to the jurisdiction of such courts.

                                   * * * * *

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     This Agreement has been executed and delivered as of the date first written above.


                                       /s/ Hong An Hsien
                                       -------------------------------------
                                       Hong An Hsien


                                       CELLSTAR CORPORATION


                                       By: /s/ Alan H. Goldfield
                                           ----------------------------------
                                           Name:  Alan H. Goldfield
                                                  ---------------------------
                                           Title: Chief Executive Officer
                                                  ---------------------------

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